PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-1
                           1997 ANNUAL TAX STATEMENT

Total Distributions For The Year Ended 12/31/97:            $135,883,333.36
Total Distributions Per $1,000 of Original Investment:              $679.42

Distributions Allocated To Certificate Principal:           $133,333,333.36
Distributions of Principal Per $1,000 of Original Investment:       $666.67

Distributions Allocated to Certificate Interest:              $2,550,000.00
Distributions of Interest Per $1,000 of Original Investment:         $12.75

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-2
                            1997 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/97:      $261,619,520.86
Total Class A Distributions Per $1,000 of Original Investment:        $688.48

Total Class B Distributions For The Year Ended 12/31/97:        $1,215,463.60
Total Class B Distributions Per $1,000 of Original Investment:         $60.77

Class A Distributions Allocated To Certificate Principal:     $244,285,714.26
Class A Distributions of Principal Per $1,000 of Original Investment: $642.86

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class A Distributions Allocated To Certificate Interest:       $17,333,806.60
Class A Distributions of Interest Per $1,000 of Original Investment:   $45.62

Class B Distributions Allocated to Certificate Interest         $1,215,463.60
Class B Distributions of Interest Per $1,000 of Original Investment:   $60.77

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            1997 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/97:       $22,325,364.28
Total Class A Distributions Per $1,000 of Original Investment:         $58.75

Total Class B Distributions For The Year Ended 12/31/97:        $1,205,352.51
Total Class B Distributions Per $1,000 of Original Investment:         $60.27

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class A Distributions Allocated To Certificate Interest:       $22,325,364.28
Class A Distributions of Interest Per $1,000 of Original Investment:   $58.75

Class B Distributions Allocated to Certificate Interest         $1,205,352.51
Class B Distributions of Interest Per $1,000 of Original Investment:   $60.27

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            1997 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/97:       $22,075,007.77
Total Class A Distributions Per $1,000 of Original Investment:         $58.25

Total Class B Distributions For The Year Ended 12/31/97:        $1,255,003.49
Total Class B Distributions Per $1,000 of Original Investment:         $59.76

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class A Distributions Allocated To Certificate Interest:       $22,075.007.77
Class A Distributions of Interest Per $1,000 of Original Investment:   $58.25

Class B Distributions Allocated to Certificate Interest         $1,255,003.49
Class B Distributions of Interest Per $1,000 of Original Investment:   $59.76

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            1997 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/97:       $17,966,319.32
Total Class A Distributions Per $1,000 of Original Investment:         $42.27

Total Class B Distributions For The Year Ended 12/31/97:        $1,476,049.63
Total Class B Distributions Per $1,000 of Original Investment:         $43.73

Total Collateral Interest Distributions For The Year
 Ended 12/31/97:                                                $1,310,782.34
Total Collateral Interest Distributions Per $1,000 of
 Original Investment:                                                  $31.78

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Collateral Interest Distributions Allocated to Collateral Principal:    $0.00
Collateral Interest Distributions of Principal Per $1,000 of
 Original Investment:                                                   $0.00

Class A Distributions Allocated To Certificate Interest:       $17,966.319.32
Class A Distributions of Interest Per $1,000 of Original Investment:   $42.27

Class B Distributions Allocated to Certificate Interest         $1,476,049.63
Class B Distributions of Interest Per $1,000 of Original Investment:   $43.73

Collateral Interest Distributions Allocated to Collateral
 Interest:                                                      $1,310,782.34
Collateral Interest Distributions of Interest Per $1,000 of
 Original Investment:                                                  $31.78

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-2
                            1997 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/97:        $5,599,566.83
Total Class A Distributions Per $1,000 of Original Investment:         $13.18

Total Class B Distributions For The Year Ended 12/31/97:          $460,046.49
Total Class B Distributions Per $1,000 of Original Investment:         $13.63

Total Collateral Interest Distributions For The Year
 Ended 12/31/97:                                                  $437,357.87
Total Collateral Interest Distributions Per $1,000 of
 Original Investment:                                                  $10.60

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Collateral Interest Distributions Allocated to Collateral Principal:    $0.00
Collateral Interest Distributions of Principal Per $1,000 of
 Original Investment:                                                   $0.00

Class A Distributions Allocated To Certificate Interest:        $5,599,566.83
Class A Distributions of Interest Per $1,000 of Original Investment:   $13.18

Class B Distributions Allocated to Certificate Interest           $460,046.49
Class B Distributions of Interest Per $1,000 of Original Investment:   $13.63

Collateral Interest Distributions Allocated to Collateral
 Interest:                                                        $437,357.87
Collateral Interest Distributions of Interest Per $1,000 of
 Original Investment:                                                  $10.60